UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2003

VERITAS SOFTWARE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-26247	77-0507675

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

350 Ellis Street
Mountain View, California 94043

(Address of principal executive offices) (Zip Code)

(650) 527-8000

(Registrant’s telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

     Effective June 30, 2003, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of December 19, 2002 by and among VERITAS Software Corporation (“VERITAS”), Argon Merger Sub Ltd., an indirect wholly owned subsidiary of VERITAS (“Merger Sub”) and Precise Software Solutions Ltd. (“Precise”), Merger Sub was merged with and into Precise with Precise continuing as the surviving corporation and a wholly owned subsidiary of VERITAS.

     Pursuant to the Merger Agreement, as a result of the merger, each issued and outstanding ordinary share of Precise was converted into the right to receive, at the election of the holder hereof, either (1) $16.50 in cash or (2) 0.2365 of a share of VERITAS common stock, plus $12.375 in cash (the “Mixed Consideration”). Israeli holders of Precise ordinary shares who properly and timely elected to receive the Mixed Consideration will receive, for each Precise ordinary share, a total of $19.13 in cash, which is equal to $12.375, plus an amount equal to 0.2365 multiplied by $28.57, which was the closing sale price of one share of VERITAS Software common stock on June 27, 2003, which was the trading day immediately prior to the time the merger took effect.

     The issuance of VERITAS common stock under the Merger Agreement was registered under the Securities Act of 1933, as amended, pursuant to the VERITAS registration statement on Form S-4 (File No. 333-103911) (the “Registration Statement”) filed with the Securities and Exchange Commission and declared effective on May 30, 2003. The Proxy Statement/Prospectus of VERITAS and Precise included in the Registration Statement contains additional information about this transaction. A copy of the Merger Agreement and the press release issued by VERITAS related to this event are respectively filed as Exhibit 2.1 and Exhibit 99.1 to this Form 8-K and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

     Not required.

(b)	Pro forma financial information.

     Not required.

(c)	Exhibits.

Exhibit	Description

2.1	Agreement and Plan of Merger dated as of December 19, 2002 by and among VERITAS Software Corporation, Argon Merger Sub Ltd., an indirect wholly owned subsidiary of VERITAS and Precise Software Solutions Ltd. (previously filed with the Securities and Exchange Commission on December 24, 2002 as Exhibit 2.1 to the Current Report on Form 8-K of VERITAS Software Corporation and incorporated herein by reference).
99.1	Press release of VERITAS Software Corporation, issued on June 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VERITAS SOFTWARE CORPORATION

By:	/S/ John F. Brigden
Senior Vice President General Counsel and Secretary

Dated: July 11, 2003

Index to Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger dated as of December 19, 2002 by and among VERITAS Software Corporation, Argon Merger Sub Ltd., an indirect wholly owned subsidiary of VERITAS and Precise Software Solutions Ltd. (previously filed with the Securities and Exchange Commission on December 24, 2002 as Exhibit 2.1 to the Current Report on Form 8-K of VERITAS Software Corporation and incorporated herein by reference).
99.1	Press release of VERITAS Software Corporation, issued on June 30, 2003.